OPEN-END MORTGAGE AND SECURITY AGREEMENT

THIS IS AN OPEN-END MORTGAGE AND SECURITY AGREEMENT
SECURING FUTURE ADVANCES UP TO A MAXIMUM PRINCIPAL AMOUNT
OF $2,619,954.25 PLUS ACCRUED INTEREST AND OTHER
INDEBTEDNESS AS DESCRIBED IN 42 Pa. C.S.A. ss.8143


      THIS OPEN-END MORTGAGE AND SECURITY AGREEMENT made as of this 29th day of April, 1998 (as amended, modified, extended, supplemented, restated and/or replaced from time to time, this "Mortgage") is between PIERCING PAGODA, INC. ("Mortgagor"), a Delaware corporation having its chief executive office at 3910 Adler Place, Lehigh Valley, Pennsylvania 18002, and CORESTATES BANK, N.A., a national bank with offices at 600 Penn Street, Reading, Pennsylvania 19603, as administrative agent for the Lenders (hereinafter defined) under that certain Syndicated Loan Agreement dated March 27, 1997 (as amended, modified, extended, supplemented, restated and/or replaced from time to time, the "Syndicated Loan Agreement") by and among Mortgagor, the lending institutions from time to time parties thereto (each a "Lender" and collectively, the "Lenders"), and Mortgagee, as administrative agent for itself and the other Lenders and as a Lender (in such capacity, the "Mortgagee").

W I T N E S S E T H T H A T:

      Pursuant to the terms and subject to the conditions set forth in the Syndicated Loan Agreement and that certain Reimbursement Agreement dated as of the date hereof (as amended, modified, extended, supplemented, restated and/or replaced from time to time, the "Reimbursement Agreement") by and among Mortgagor, the Lenders and Mortgagee, as the administrative agent for itself and the other Lenders, Mortgagee, on behalf of each Lender (according to such Lender's Pro Rata Share [as defined in the Syndicated Loan Agreement]) has issued for the account of Mortgagor its irrevocable letter of credit (as amended, modified, extended, supplemented, restated and/or replaced from time to time, the "Letter of Credit") in an amount equal to Two Million Six Hundred Nineteen Thousand Nine Hundred Fifty-Four and 25/100 ($2,619,954.25) Dollars to provide credit enhancement for Mortgagor's Taxable Variable Rate Demand/Fixed Rate Bonds, Series of 1998, in the aggregate amount of Two Million Five Hundred Sixty-Five Thousand ($2,565,000.00) Dollars (as amended, modified, extended, supplemented, restated and/or replaced from time to time, collectively, the "Bonds").

      The reimbursement obligation of Mortgagor to the Lenders is evidenced by the Reimbursement Agreement, the Letter of Credit and those certain Revolving Loan Notes executed and delivered by Mortgagor to the Lenders pursuant to, and as described in, the Syndicated Loan Agreement. To induce the Lenders, through Mortgagee as administrative agent and as issuer of the Letter of Credit, to issue the Letter of Credit, Mortgagor is executing and delivering this Mortgage to secure the existing and future debts, liabilities and obligations of Mortgagor to the Lenders under the Reimbursement Agreement.

      NOW, THEREFORE, in consideration of the issuance of the Letter of Credit, and as security for payment and performance to Mortgagee under the Reimbursement Agreement and this Mortgage, according to their respective terms and conditions (including but not limited to any restructuring, refinancing, extension or modification thereof) and for performance of the agreements, conditions, covenants, provisions and stipulations contained herein and therein, and in certain other agreements and instruments made and given by Mortgagor to Mortgagee in connection therewith, Mortgagor has granted, conveyed, bargained, sold, aliened, enfeoffed, released, confirmed and mortgaged, and by these presents does hereby grant, convey, bargain, sell, alien, enfeoff, release, confirm and mortgage unto Mortgagee all that certain real estate located in Hanover Township, Northampton County, Pennsylvania, all as more fully described in Exhibit A, attached hereto, incorporated herein by this reference and hereby made a part hereof (the "Land").

      TOGETHER WITH all of Mortgagor's right, title and interest now owned or hereafter acquired in:

1) all buildings and improvements erected or hereafter erected on the Land; and

2) all fixtures, appliances, machinery, furniture, furnishings and equipment of any nature whatsoever and other articles of personal property owned by Mortgagor now or at any time hereafter installed in, attached to or situated in or upon the Land or any buildings and improvements now or hereafter erected thereon, or used or intended to be used in connection with the Land, or in the operation of any buildings and improvements now or hereafter erected thereon, or in the operation or maintenance of any such building or improvement, plant or business situate thereon, whether or not the personal property is or shall be affixed thereto (the aforesaid buildings, improvements and fixtures located on the Land being sometimes hereinafter collectively referred to as the "Improvements" and the Land and Improvements being sometimes hereinafter collectively referred to as the "Real Estate"); and

3) all building materials, fixtures, building machinery and building equipment delivered to the Land during the course of, or in connection with, the construction of, or reconstruction of, or remodeling of, any buildings and improvements from time to time during the term hereof; and

4) any and all tenements, hereditaments and appurtenances belonging to the Real Estate or any part thereof hereby mortgaged or intended so to be, or in any way appertaining thereto, and all streets, alleys, passages, ways, water courses, and all leases, licenses, permits, approvals, agreements, easements and covenants now existing or hereafter created for the benefit of Mortgagor or any subsequent owner or tenant of the Real Estate over ground adjoining the Real Estate and all rights to enforce the maintenance thereof, and all other rights, liberties and privileges of whatsoever kind or character, and the reversions and remainders, income, rents, issues and profits arising therefrom, and all the estate, right, title, interest, property, possession, claim and demand whatsoever, at law or in equity, of Mortgagor in and to the Real Estate or any part thereof; and

5) all rents, income, issues and profits arising or issuing from all leases and subleases now or after the date of this Mortgage entered into covering all or any part of the Real Estate, all of which rents, income, issues and profits are hereby assigned and, if requested by Mortgagee, shall be caused to be further assigned by Mortgagor to Mortgagee. The foregoing assignment shall include, without limitation, cash or securities deposited under leases to secure performance by lessees of their obligations under such leases, whether such cash or securities are to be held until the expiration of the terms of such leases or applied to one or more installments of rent coming due prior to the expiration of such terms; and

6) all proceeds of the conversion, voluntary or involuntary, of any of the foregoing into cash or liquidated claims, including without limitation, proceeds of insurance and condemnation awards.

      All of the above-mentioned real estate, buildings, improvements, fixtures, machinery, furniture, equipment, other personal property, materials, tenements, hereditaments and appurtenances, leases and subleases and other property interests are sometimes collectively referred to herein as the "Mortgaged Property".

      TO HAVE AND TO HOLD the Mortgaged Property hereby conveyed or mentioned and intended so to be, unto Mortgagee, to its own use forever.

      PROVIDED ALWAYS, and this instrument is upon the express condition that, if Mortgagor pays or causes to be paid to the Lenders all sums payable by Mortgagor to Mortgagee as are secured hereby, with interest thereon, as applicable, in accordance with the provisions of the Reimbursement Agreement and this Mortgage, at the times and in the manner specified, without deduction, fraud or delay, and Mortgagor performs and complies with all the agreements, conditions, covenants, provisions and stipulations contained herein and in the Reimbursement Agreement, then this Mortgage and the estate hereby granted shall cease and become void.

      MORTGAGOR REPRESENTS, COVENANTS AND WARRANTS to and with Mortgagee that until the indebtedness secured hereby is fully repaid:

1. Payment and Performance. Mortgagor shall pay to Mortgagee, in accordance with the terms of the Reimbursement Agreement, the principal sums set forth therein and in this Mortgage and interest thereon; shall perform and comply with all the agreements, conditions, covenants, provisions and stipulations of the Reimbursement Agreement and this Mortgage and all related instruments, agreements and documents; and shall timely perform all of its obligations and duties under any lease, easement agreement, license, permit, approval, covenant or other agreement relating to, affecting, created for the benefit of or used in connection with the operation of all or any portion of the Mortgaged Property now or hereafter in effect. 2. Warranty of Title. Mortgagor warrants that (i) it possesses a good and marketable unencumbered fee simple title to the Real Estate, and a good and a marketable unencumbered title to the remainder of the Mortgaged Property, except for those title exceptions listed in the mortgagee title insurance policy approved by and issued to Mortgagee, insuring the priority of the lien of this Mortgage, and (ii) this Mortgage is a valid and enforceable first lien on the Mortgaged Property, subject only to the aforesaid exceptions. Mortgagor shall preserve such title and the validity and priority of the lien of this Mortgage and shall forever warrant and defend the same against the claims of all persons and parties whomsoever.

3. Maintenance of Mortgaged Property. Mortgagor shall keep and maintain or cause to be kept and maintained the Mortgaged Property and the sidewalks and curbs abutting the Real Estate, in good order and condition and in a rentable and tenantable state of repair, and will make or cause to be made, as and when necessary, all repairs, renewals and replacements, structural and nonstructural, exterior and interior, ordinary and extraordinary, foreseen and unforeseen. Mortgagor shall abstain from and shall not permit the commission of waste in or about the Real Estate; shall not remove or demolish any portion of the Real Estate, or alter the structural character of any building, structure, improvement or fixture erected at any time on the Land, without the prior written consent of Mortgagee; and shall not permit the Real Estate to become deserted or abandoned.

4.         Insurance.

(a) Mortgagor shall keep the Improvements and all personal property located on the Real Estate continuously insured, to the extent of their full insurable replacement value, as such replacement value is reasonably determined by Mortgagee from time to time, against loss or damage by fire, with extended coverage and business interruption coverage, boiler and machinery coverage, and coverage against loss or damage by vandalism, malicious mischief, sprinkler leakage and, if required by federal law, against flood, and against such other hazards as Mortgagee may reasonably require from time to time. Mortgagor shall also maintain commercial general liability and property damage insurance with contractual liability endorsement and employer's liability and worker's compensation insurance, in such total amounts as Mortgagee may require from time to time, but in no event less than $1,000,000 per occurrence, with excess umbrella coverage of at least $2,000,000. Mortgagee shall be named as an additional insured under such general liability policy. Such insurance shall include protection for continuation of income for a period of twelve (12) months in the event of any damage caused by the perils referred to above.

(b) All policies, including policies for any amounts carried in excess of the required minimum and policies not specifically required by Mortgagee, shall be in form satisfactory to Mortgagee, shall be issued by companies satisfactory to Mortgagee, shall be maintained in full force and effect, shall be delivered to Mortgagee, with premiums prepaid, and shall provide for at least thirty (30) days' notice of cancellation to Mortgagee, and all hazard insurance policies shall be endorsed with a standard mortgagee/loss payee clause in favor of Mortgagee, not subject to contribution, and shall be for a term of at least one year. Certificates of insurance, addressed to Mortgagee, evidencing such hazard insurance, general liability, property damage and worker's compensation insurance may be delivered to Mortgagee in lieu of the policies therefor.

(c) If the insurance, or any part thereof, shall expire, or be cancelled, or become void or voidable by reason of breach of any condition thereof, or if Mortgagee determines that such coverage is unsatisfactory by reason of the failure or impairment of the capital of any company in which the insurance may then be carried, or if for any reason whatever the insurance shall be unsatisfactory to Mortgagee, Mortgagor shall place new insurance, satisfactory to Mortgagee. All renewal policies, with premiums paid, shall be delivered to Mortgagee at least thirty (30) days before expiration of the old policies.

(d) In the  event of loss,  Mortgagor  will give  immediate  notice  thereof  to
Mortgagee,  and  Mortgagee  may  make  proof  of loss if not  made  promptly  by
Mortgagor; provided, however, that any adjustment of a proof of loss shall require the prior written consent of Mortgagee. Each insurance company issuing hazard insurance policies in respect of the Improvements and the aforesaid personal property is hereby authorized and directed to make payment under such insurance, including return of unearned premiums, directly to Mortgagee instead of to Mortgagor and Mortgagee jointly, and Mortgagor appoints Mortgagee, irrevocably, as Mortgagor's attorney-in-fact to endorse any draft therefor. Mortgagee shall have the right to retain and apply the proceeds of any such insurance, at its election, to reduction of the indebtedness secured hereby or, on such reasonable terms as Mortgagee may specify, to restoration or repair of the property damaged. The contrary notwithstanding, however, the Mortgagee shall permit the Mortgagor to use all or a portion of the loss proceeds for the purpose of repairing, restoring, renovating or replacing the damaged property in the event that the cost of the repair, restoration, renovation or replacement (as reasonably determined by Mortgagee) is less than One Million ($1,000,000.00) Dollars and: (a) the insurance carrier shall have waived any right of subrogation against the Mortgagor under its policy; (b) no Event of Default or event which, with the passage of time or the giving of notice, or both, could constitute an Event of Default shall have occurred and be continuing at the time of the casualty loss; (c) no Event of Default or event which, with the passage of time or the giving of notice, or both, could constitute an Event of Default shall occur during the course of such repair, restoration, renovation or replacement; (d) the amount of the insurance proceeds and any separate funds to be contributed by the Mortgagor, are sufficient, in the Mortgagee's sole opinion, to effect such repair, restoration, renovation or replacement in a satisfactory manner; (e) the Mortgagor submits to the Mortgagee an acceptable construction budget and construction schedule for the repair, restoration, renovation or replacement, as well as plans and specifications indicating that such repair, restoration, renovation or replacement can be accomplished within the time and cost restrictions shown on the construction budget and construction schedule; and (f) the funds which are used to effect such repair, restoration, renovation or replacement (whether in the form of insurance proceeds, undisbursed loan proceeds, or an equity contribution by the Mortgagor) are held and disbursed by the Mortgagee. Mortgagee's application of insurance proceeds to reduction of the indebtedness secured by this Mortgage or to restoration or repair of the property damaged shall not excuse or modify Mortgagor's obligation to continue to pay the installments of interest and/or principal required under the Note unless the amount of such insurance proceeds received by Mortgagee and applied to reduction of the indebtedness secured by this Mortgage is sufficient to repay in full all interest, principal and all other sums required to be paid to Mortgagee under the Note and this Mortgage. Such hazard policies of insurance and all renewals thereof are hereby assigned to Mortgagee as additional security for payment of the indebtedness hereby secured and Mortgagor hereby agrees that after default hereunder any values available thereunder upon cancellation or termination of any of said policies or renewals, whether in the form of return of premiums or otherwise, shall be payable to Mortgagee as assignee thereof. If Mortgagee becomes the owner of the Mortgaged Property or any part thereof by foreclosure or otherwise, such policies, including all right, title and interest of Mortgagor thereunder, shall become the absolute property of Mortgagee.

5. Taxes and Other Charges. Mortgagor shall pay when due and payable and before interest or penalties are due thereon, without any deduction, defalcation or abatement, all taxes, assessments, water and sewer rents and all other charges or claims which may be assessed, levied or filed at any time against Mortgagor, the Mortgaged Property or any part thereof or against the interest of Mortgagee therein, or which by any present or future law may have priority over the indebtedness secured hereby either in lien or in distribution out of the proceeds of any judicial sale; and Mortgagor shall produce to Mortgagee not later than such dates receipts for the payment thereof. If, however, pursuant to this Mortgage or otherwise, Mortgagor shall have deposited with Mortgagee before the due date thereof sums sufficient to pay any such taxes, assessments, water and sewer rents, charges or claims, and there does not exist an Event of Default (as such term is hereinafter defined) or any event or condition which, with the giving of notice or passage of time, or both, could become an Event of Default, they shall be paid by Mortgagee. If there does not exist an Event of Default or any such event or condition, and Mortgagor in good faith and by appropriate legal action shall contest the validity of any such item, or the amount thereof, and shall have established on its books or by deposit of cash with Mortgagee, as Mortgagee may elect, a reserve for the payment thereof in such amount as Mortgagee may require (including but not limited to any interest and penalties which may be payable in connection therewith), then Mortgagor shall not be required to pay the item or to produce the required receipts while the reserve is maintained and so long as the contest that operates to prevent collection is maintained and prosecuted with diligence, and shall not have been terminated or discontinued adversely to Mortgagor. Further, Mortgagor will not apply for or claim any deduction, by reason of this Mortgage, from the taxable value of all or any part of the Mortgaged Property. It is expressly agreed that no credit shall be claimed or allowed on the interest payable on the Note because of any taxes or other charges paid.

6. Mortgagee's Right to Require Deposit of Certain Sums. At Mortgagee's request, after the occurrence and during the continuance of an Event of Default, Mortgagor shall deposit with Mortgagee, monthly, an amount equal to one-twelfth (1/12) of the annual premiums for the insurance policies referred to in paragraph 4 hereof and the annual real estate taxes, water and sewer rents, any special assessments, charges or claims and any other item which at any time may be or become a lien upon the Mortgaged Property prior to the lien of this Mortgage; and on demand from time to time Mortgagor shall pay to Mortgagee any additional sums necessary to pay the premiums and other items, all as estimated by Mortgagee. Mortgagor hereby pledges the funds deposited hereunder to Mortgagee as additional security for the obligations secured hereby. Unless there shall have occurred an Event of Default, or any event or condition which, with the giving of notice or passage of time, or both, could become an Event of Default, Mortgagee shall apply the funds deposited hereunder to payment of said taxes, assessments and insurance premiums. Mortgagee shall pay no interest to Mortgagor on any funds deposited pursuant hereto, and may retain any income therefrom for its own benefit. Mortgagee may commingle such funds with its general funds. Mortgagee's acceptance of and holding of such deposits is not intended to create any fiduciary relationship between Mortgagee and Mortgagor; nor has Mortgagee by holding such payments consented to act as Mortgagor's agent for the payment of taxes, assessments, water and sewer charges or insurance premiums. In the event that title to the Mortgaged Property or any part thereof passes, subject to the lien of this Mortgage, to any party either by action of Mortgagor or any other person or by operation of law or by order of court or otherwise in any manner whatsoever, Mortgagor's rights in the funds held by Mortgagee pursuant hereto (or in such pro rata part of such funds as Mortgagee shall reasonably determine if the transfer is of less than all the Mortgaged Property) shall pass to the transferee of the Mortgaged Property. Upon any assignment or other transfer of this Mortgage by Mortgagee, any deposits then held by Mortgagee shall automatically be deemed to be assigned to the transferee thereof, and Mortgagee shall have no further liability to Mortgagor therefor.

7. Corporate Existence and Taxes. If Mortgagor or any successor or grantee of Mortgagor is a corporation, it shall keep in effect its existence and rights as a corporation under the laws of the state of its incorporation and its right to own property and transact business in the state in which the Real Estate is situated during the entire time that it has any ownership interest in the Real Estate. For all periods during which title to the Mortgaged Property or any part thereof shall be held by a corporation or association subject to corporate taxes or taxes similar to corporate taxes, Mortgagor shall file returns for such taxes with the proper authorities, bureaus or departments and it shall pay, when due and payable and before interest or penalties are due thereon, all taxes owing by Mortgagor to the United States, to such state of incorporation and to the state in which the Real Estate is situated and any political subdivision thereof, and, at Mortgagee's request, shall produce to Mortgagee receipts showing payment of any and all such taxes, charges or assessments prior to the last dates upon which such taxes, charges or assessments are payable without interest or penalty charges, and within ten (10) days of receipt thereof all notices of settlements, notices of deficiency or overassessment and any other notices pertaining to Mortgagor's tax liability, which may be issued by the United States, such state of incorporation, the state in which the Real Estate is situated or any political subdivision thereof.

8. Documentary and Other Stamps. If at any time the United States, the state in which the Real Estate is located or any political subdivision thereof, or any department or bureau of any of the foregoing shall require documentary, revenue or other stamps on the Note or this Mortgage, Mortgagor on demand shall pay for them together with any interest or penalties payable thereon.

9. Other Taxes. If any law or ordinance now or hereafter imposes a tax directly or indirectly on Mortgagee with respect to the Mortgaged Property, the value of Mortgagor's equity therein, or the indebtedness evidenced by the Note and secured by this Mortgage, Mortgagor shall promptly pay such tax. If Mortgagor fails to pay such tax or if Mortgagor is not lawfully permitted to pay such tax or to reimburse Mortgagee for amounts advanced on account of such payment, Mortgagee, at its election, shall have the right at any time to give Mortgagor written notice declaring that the principal debt, with interest and other appropriate charges, shall be due on a specified date not less than sixty (60) days thereafter; provided, however, that such election shall be ineffective if, prior to the specified date, Mortgagor lawfully pays the tax (in addition to all other payments required hereunder) or reimburses Mortgagee for amounts advanced and agrees to pay the tax whenever it becomes due and payable thereafter, which agreement shall then constitute a part of this Mortgage.

10. Security Agreement. This Mortgage constitutes a security agreement under the Uniform Commercial Code and creates a security interest in all that property (and the proceeds thereof) included in the Mortgaged Property which might otherwise be deemed "personal property". Upon filing this Mortgage in the office of the recorder of deeds in and for Northampton County, Pennsylvania, this Mortgage shall also be effective as a financing statement filed in such office as a fixture filing. Mortgagor shall execute, deliver, file and refile any financing statements, continuation statements or other security agreements
Mortgagee may require from time to time to confirm the lien of this Mortgage with respect to such property. Without limiting the foregoing, Mortgagor hereby irrevocably appoints Mortgagee attorney-in-fact for Mortgagor to execute, deliver and file such instruments for and on behalf of Mortgagor. All costs of such filing and refiling shall be paid by Mortgagor. Mortgagor shall not change its principal place of business without giving Mortgagee at least thirty (30) days' prior written notice thereof, which notice shall be accompanied by new financing statements executed by Mortgagor in the same form as the financing statements delivered to Mortgagee on the date hereof except for the change of address; provided, however, that if the standard form accepted by the Commonwealth of Pennsylvania for such financing statements has changed, then such new financing statements shall be in such new form. Upon any Event of Default hereunder or under the Note, Mortgagee shall have in addition to any other rights and remedies hereunder or under the Note, all of the rights and remedies granted to a secured party under the Uniform Commercial Code with respect to all personal property. To the extent permitted by law, the items set forth on the financing statements shall be treated as part of the Real Estate regardless of the fact that such items are set forth in the financing statements. Such items are contained in the financing statements to create a security interest in favor of Mortgagee in the event such items are determined to be personal property under the law. Notwithstanding any release of any or all of that property included in the Mortgaged Property which is deemed "real property", any proceedings to foreclose this Mortgage or its satisfaction of record, the terms hereof shall survive as a security agreement with respect to the security interest created hereby and referred to above until the repayment or satisfaction in full of the obligations of Mortgagor as are now or hereafter evidenced by the Note.

11. Compliance with Law and Regulations. Mortgagor shall comply with all laws, ordinances, regulations and orders of all federal, state, municipal and other governmental authorities relating to the Mortgaged Property.

12. Inspection. Mortgagee and any persons authorized by Mortgagee shall have the right at any time, upon reasonable notice to Mortgagor, to enter the Real Estate at a reasonable hour and to inspect and photograph its condition and state of repair.

13. Declaration of No Set-Off. Within one (1) week after requested to do so by Mortgagee, Mortgagor shall certify to Mortgagee or to any proposed assignee of this Mortgage, in a writing duly acknowledged, the amount of principal, interest and other charges then owing on the obligation secured by this Mortgage and by prior liens, if any, and whether there are any set-offs or defenses against them.

14.  Required  Notices.   Mortgagor  shall  notify  Mortgagee  promptly  of  the
occurrence of any of the following:

(a) a fire or other casualty causing damage to any of the Mortgaged Property;

(b) receipt of notice of eminent domain proceedings or condemnation of all or any part of the Mortgaged Property;

(c) receipt of notice from any governmental authority relating to the structure, use or occupancy of the Mortgaged Property or any real property adjacent to the Real Estate;

(d) receipt of any default or termination notice from any tenant of all or any portion of the Mortgaged Property;

(e) substantial change in the occupancy of the Mortgaged Property;

(f) receipt of any default or acceleration notice from the holder of any lien or security interest in the Mortgaged
Property; or

(g) commencement of any material litigation affecting the Mortgaged Property.

15.        Condemnation.

(a) In the event of any condemnation or taking of any part of the Mortgaged Property by eminent domain, alteration of the grade of any street, or other injury to or decrease in the value of the Mortgaged Property by any public or quasi-public authority or corporation, all proceeds (that is, the award or agreed compensation for the damages sustained) allocable to Mortgagor, after deducting therefrom all costs and expenses (regardless of the particular nature thereof and whether incurred with or without suit) including but not limited to attorney's fees incurred by Mortgagee in connection with the collection of such proceeds, shall be applied as set forth in this paragraph 15, subject only to any prior claim of the holder of a prior lien approved by Mortgagee. No settlement for the damages sustained shall be made by Mortgagor without Mortgagee's prior written approval, which shall not be unreasonably withheld. Receipt by Mortgagee of any proceeds less than the full amount of the then outstanding debt shall not alter or modify Mortgagor's obligation to continue to pay the installments of principal, interest and other charges specified in the Note and herein. All proceeds, after the aforesaid deductions, shall be applied in the order and in the amounts that Mortgagee, in Mortgagee's sole discretion, may elect, to payment of the principal (whether or not then due and payable), interest or any sums secured by this Mortgage, or, on such reasonable terms as Mortgagee may specify, to payment of the costs of altering, restoring or rebuilding any part of the Mortgaged Property which may have been altered, damaged or destroyed as a result of the taking, alteration of grade or other injury to the Mortgaged Property.

(b) If following such condemnation or taking, but prior to the receipt of such proceeds by Mortgagee, the Mortgaged Property shall have been sold on foreclosure of this Mortgage, Mortgagee shall have the right to receive the proceeds to the extent of:

(i)                  the full amount of all such proceeds if
Mortgagee is the successful purchaser at the foreclosure sale, or

(ii) if any one other than Mortgagee is the successful purchaser at the foreclosure sale, any deficiency (as hereinafter defined) due to Mortgagee in connection with the foreclosure sale, with legal interest thereon, and reasonable counsel fees, costs and disbursements incurred by Mortgagee in connection with collection of such proceeds and the establishment of such deficiency. For purposes of this subparagraph 15(b)(ii), the word "deficiency" shall be deemed to mean the difference between (A) the net sale proceeds actually received by Mortgagee as a result of such foreclosure sale less any costs and expenses incurred by Mortgagee in connection with enforcement of its rights under the Note, this Mortgage and the other security instruments and (B) the aggregate amount of all sums which Mortgagee is entitled to collect under the Note, this Mortgage and the other security instruments.

(c) If the proceeds of the initial award of damages for the condemnation or taking are insufficient to pay in full the indebtedness and all other amounts secured hereby, Mortgagee shall have the right to prosecute to final determination or settlement an appeal or other appropriate proceedings in the name of Mortgagee or Mortgagor, for which Mortgagee is hereby appointed irrevocably as attorney-in-fact for Mortgagor, which appointment, being for security, is irrevocable. In that event, the expenses of the proceedings, including reasonable counsel fees, shall be paid first out of the proceeds, and only the excess, if any, paid to Mortgagee shall be credited against the amounts due under this Mortgage.

(d) Nothing herein shall limit the rights otherwise available to Mortgagee, at law or in equity, including but not limited to the right to intervene as a party to any condemnation proceeding.

16.  Completion  of  Construction.   Mortgagor  shall  complete  and,  within  a
reasonable time, shall pay for any construction which is commenced at any time on the Land, free of any mechanics' liens or other liens.

17. Leases. Mortgagor hereby represents that there are no leases or agreements to lease all or any part of the Mortgaged Property now in effect. Mortgagor agrees not to enter into any leases or agreements to lease all or any part of the Mortgaged Property without the prior written approval thereof by Mortgagee.

18.        Environmental Representations, Warranties and Covenants.

(a)             Compliance with Law.

(i) Mortgagor represents, to the best of its knowledge and reasonable belief, that no activity at the Mortgaged Property has been conducted, and represents and warrants that no activity is being conducted, except in compliance with all statutes, ordinances, regulations, orders and requirements of common law concerning (A) those activities, (B) repairs or construction of any improvements, (C) handling of any materials, (D) discharges to the air, soil, surface water or ground water and (E) storage, treatment or disposal of any waste at or connected with any activity at the Mortgaged Property (collectively, "Environmental Statutes").

(ii) Mortgagor shall cause all activities at the Mortgaged Property to be conducted in compliance with all Environmental Statutes. Mortgagor shall cause all permits, licenses or approvals to be obtained, and shall cause all notifications to be made, as required by Environmental Statutes. Mortgagor shall, at all times, cause compliance with the terms and conditions of any such approvals or notifications.

(iii) Mortgagor shall, upon receipt thereof, provide to Mortgagee copies of:

(A) applications or other materials submitted to any governmental agency in compliance with Environmental Statutes;

(B) any notifications submitted to any person pursuant to Environmental Statutes;

(C) any permit, license, approval, amendment or modification thereto granted pursuant to Environmental Statutes;

(D) any record or manifest required to be maintained pursuant to Environmental Statutes; and

(E) any correspondence, notice of violation, summons, order, complaint or other document received by Mortgagor, its lessees, sublessees or assigns, pertaining to compliance with any Environmental Statutes.

(b)             Site Contamination.

(i) Mortgagor represents, to the best of its knowledge and reasonable belief, that there is no contamination on or in the Mortgaged Property. Mortgagor shall not permit contamination of Mortgaged Property by hazardous substances. Mortgagor shall, at all times cause hazardous substances to be handled on the Mortgaged Property in a manner which will not cause an undue risk of contamination of the Mortgaged Property.

(ii) For purposes of this section, the term "contamination" shall mean the uncontained presence of hazardous substances at the Mortgaged Property, or arising from the Mortgaged Property, which may require remediation under any applicable law.

(iii) For purposes of this section, "hazardous substances" shall mean "hazardous substances" or "contaminants" as defined pursuant to the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. ss.ss. 9601-9675, as amended by the Superfund Amendments and Reauthorization Act of 1986, Pub. L. No. 99-499, 100 Stat. 1613 (Oct. 17, 1986),
"regulated substances" within the meaning of subtitle I of the Resource Conservation and Recovery Act, 42 U.S.C. ss.ss. 6991-6991i, as amended by the Superfund Amendments and Reauthorization Act of 1986, Pub. L. No. 99-499, 100 Stat. 1613 (Oct. 17, 1986), and
"hazardous wastes" or "hazardous substances" as defined pursuant to the Pennsylvania Solid Waste Management Act, Pa. Stat. Ann.
tit. 35, ss.ss. 6018.101 to .1003 (Purdon Supp. 1987), or any other substances which may be the subject of liability pursuant to Sections 316 or 401 of the Pennsylvania Clean Streams Law, Pa.
Stat. Ann. tit. 35, ss.ss. 691.1 to .1001 (Purdon 1977 and Supp.
1987).

(c)             Other Hazardous or Toxic Materials.

Mortgagor represents and warrants that, to the best of its knowledge and reasonable belief, there are no:

(i)                  polychlorinated biphenyls or substances
containing polychlorinated biphenyls present on or in the Mortgaged Property;

(ii) asbestos or materials containing asbestos present on or in the Mortgaged Property, or

(iii)                     urea formaldehyde foam insulation on or
in the Mortgaged Property.

(d)             Environmentally Sensitive Areas.

Mortgagor represents and warrants that no portion of the Mortgaged Property constitutes any of the following "Environmentally Sensitive Areas":

(i) a wetland or other "water of the United States" for purposes of Section 404 of the federal Clean Water Act, 33 U.S.C. ss. 1344, or any similar area regulated under any state law;

(ii) a floodplain or other flood hazard area as defined pursuant to the Pennsylvania Flood Plain Management Act,
Pa. Stat. Ann. tit. 32, ss.ss. 679.101 to .601 (Purdon Supp. 1987);

(iii)                     a portion of the coastal zone for
purposes of the federal Coastal Zone Management Act, 16 U.S.C.
ss.ss.  1451-1464; or

(iv) any other area development of which is specifically restricted under applicable law by reason of its physical characteristics or prior use.

(e)             Radon.

(i) Mortgagor represents that, to the best of its knowledge and reasonable belief, there is no investigation of the Mortgaged Property for the presence of radon gas or the presence of the radioactive decay products of radon.

(ii) Mortgagor shall cause all construction of new structures on the Mortgaged Property to use design features which safeguard against or mitigate the accumulation of radon on radon-products in concentrations exceeding an acceptable level in any such new structure. At the earliest feasible time during or after construction of any new structure on the Mortgaged Property, Mortgagor shall commission an investigation of such new structure for the presence of radon or radon-products and shall provide a report of such investigation to Mortgagee.

(iii) For purposes of this paragraph, "acceptable level" shall mean the lowest applicable maximum concentration established by any governmental agency with jurisdiction over the Mortgaged Property. In the absence of a legally binding maximum concentration, the "acceptable level" shall be an air concentration of 4 picocuries/liter. (f) Tanks.

(i) Mortgagor represents and warrants there are no tanks presently or formerly used for the storage of any liquid or gas above or below ground are present on the Mortgaged Property.

(ii) Mortgagor shall neither install nor permit to be installed any temporary or permanent tanks for the storage of any liquid or gas above or below ground except as in compliance with the other provisions of this section and after obtaining written permission to do so from Mortgagee.

19.        Environmental Investigations.

(a) Mortgagee may, at its discretion, at any time or from time to time, commission an investigation at Mortgagor's expense (after the occurrence of an Event of Default, if Mortgagee reasonably believes the existence of a violation of Environmental Statutes, or receipt by Mortgagor of any notice described at Subparagraph 18(a)(iii) of this Mortgage) of (i) compliance at the Mortgaged Property with Environmental Statutes, (ii) the presence of hazardous substances or contamination in the Mortgaged Property, (iii) the presence in the Mortgaged Property of materials which are the subject of Paragraph 18(c), (iv) the presence at the Mortgaged Property of Environmentally Sensitive Areas which are the subject of Paragraph 18(d), (v) the presence at the Mortgaged Property of radon-products, or (vi) the presence on the Mortgaged Property of tanks which are the subject of Paragraph 18(f).

(b) In connection with any investigation pursuant to Subparagraph (a) of this Paragraph 19, Mortgagor, its lessees, sublessees and assigns, shall comply with any reasonable request for information made by Mortgagee or its agents in connection with any such investigation. Mortgagor represents and warrants that any response to any such request for information will be full and complete.

(c) Mortgagor will assist Mortgagee and its agents in obtaining any records pertaining to the Mortgaged Property or to Mortgagor and the lessees, sublessees or assigns of Mortgagor in connection with an investigation pursuant to Subparagraph (a) of this Paragraph 19.

(d) Mortgagor will accord Mortgagee and its agents access to all areas of the Mortgaged Property at reasonable times and in reasonable manners in connection with any investigation pursuant to Subparagraph (a) of this Paragraph 19.

(e) No investigation commissioned pursuant to this paragraph shall have any effect upon the representations or warranties made by Mortgagor to Mortgagee in this Mortgage.

20. Indemnification. Mortgagor hereby agrees to indemnify Mortgagee and to hold Mortgagee harmless of, from and against any and all expenses, loss or liability suffered by Mortgagee by reason of Mortgagor's breach of any of the provisions of this Section, including, but not limited to, (i) any and all expenses that Mortgagee may incur in complying with any Environmental Statutes; (ii) any and all costs that Mortgagee may incur in studying or remedying any contamination of the Mortgaged Property; (iii) any and all fines, penalties or other sanctions (including a voiding of any transfer of the Mortgaged Property) assessed upon Mortgagee by reason of a failure of Mortgagee to have complied with Environmental Statutes; (iv) any and all loss of value of the Mortgaged Property by reason of (A) failure to comply with Environmental Statutes; (B) the presence on the Mortgaged Property of any Hazardous Substances; (C) the presence on the Mortgaged Property of any materials which are the subject of paragraph (c) of
Section 18; (D) the presence on the Mortgaged Property of any Environmentally Sensitive Areas which are the subject of paragraph (d) of Section 18; (E) the presence on the Mortgaged Property of radon or radon decay products in concentrations not disclosed pursuant to paragraph (e) of Section 18; or (F) the presence on the Mortgaged Property of any tank undisclosed pursuant to Paragraph
(f)(i) and not installed in compliance with Paragraph (f)(ii) of Section 18; and
(v) any and all legal and professional fees and costs incurred by Mortgagee in connection with the foregoing. This indemnification shall survive payment of the Note.

21.        Other Financing or Liens.

(a) Mortgagee may, at its sole option, declare the entire unpaid balance of the principal of and the accrued interest on the Note and all other sums secured by this Mortgage immediately due and payable if Mortgagor, without the prior written consent of Mortgagee, shall (i) lease any personal property, as lessee, which is now or hereafter intended to be a part of the Mortgaged Property or is necessary for the operation of Mortgagor's business at the Land, or (ii) create or cause or permit to exist any lien on, or security interest in the Mortgaged Property, including any furniture, fixtures, appliances, equipment or other items of personal property which are intended to be or become part of the Mortgaged Property, except the lien created hereby and any other liens granted to or heretofore approved by Mortgagee including, without limitation, a lien in favor of the Pennsylvania Industrial Development Authority to secure a loan (through the auspices of the Northampton County New Jobs Corp.) to Mortgagor in the amount of One Million ($1,000,000.00) Dollars, or (iii) incur any indebtedness for money borrowed to purchase the Mortgaged Property or any part thereof or any personal property or fixtures in substitution, renewal or replacement of any portion of the Mortgaged Property, except the indebtedness secured hereby and indebtedness heretofore approved by Mortgagee.

(b) Mortgagee may, at its sole option, declare the entire unpaid balance of the principal of and the accrued interest on the Note and all other sums secured by this Mortgage immediately due and payable if any lien or encumbrance of any type, whether voluntary or involuntary, shall be permitted to be filed or entered against all or any part of the Mortgaged Property without the prior written consent of Mortgagee.

(c) Mortgagor shall have no right to permit the holder of any subordinate mortgage or other subordinate lien, whether or not consented to by Mortgagee, to terminate any lease of all or a portion of the Mortgaged Property whether or not such lease is subordinate (whether by law or the terms of such lease or a separate agreement) to the lien of this Mortgage without first obtaining the prior written consent of Mortgagee. The holder of any subordinate mortgage or other subordinate lien shall have no such right, whether by foreclosure of its mortgage or lien or otherwise, to terminate any such lease, whether or not permitted to do so by Mortgagor or as a matter of law, and any such attempt to terminate any such lease shall be ineffective and void without first obtaining the prior written consent of Mortgagee.

(d) In the event that the Mortgaged Property or any part thereof is now or hereafter subject to a prior mortgage, lien or encumbrance, which has been approved by Mortgagee ("Approved Prior Lien"):

(i) Mortgagor will pay the principal, interest and all other sums when due and payable thereunder no later than five (5) days prior to their due date, and will comply with all of the other terms, covenants and conditions thereof; and

(ii) if requested hereafter by Mortgagee, Mortgagor will produce to Mortgagee from time to time no less than three (3) days prior to the due date of the installments of principal, interest and other sums payable on the Approved Prior Lien, receipts or other evidence of payment thereof satisfactory to Mortgagee; and

(iii) Mortgagor will not enter into any modification, amendment, agreement or arrangement, without the prior written consent of Mortgagee, pursuant to which Mortgagor is granted any forbearance or indulgence (as to time or amount) in the payment of any principal, interest or other sums due in accordance with the terms and provisions of the Approved Prior Lien; and

(iv) Mortgagor will obtain, whenever possible, the agreement of the holder of any such Approved Prior Lien to send Mortgagee copies of all notices; and

(v) Mortgagor shall notify Mortgagee promptly of the receipt of any notice given by the holder of any Approved Prior Lien.

(e) Any default by Mortgagor under any Approved Prior Lien, by failure to make payment or otherwise to comply with the terms thereof, or any failure by Mortgagor to produce receipts, at the option of Mortgagee, shall constitute an Event of Default under this Mortgage, and Mortgagee shall have the right, at its election, to declare immediately due and payable the entire indebtedness secured hereby with interest and other appropriate charges. Mortgagee, at its election, and without notice to Mortgagor, may make, but shall not be obligated to make, any payments which Mortgagor has failed to make under the Approved Prior Lien, but such payments by Mortgagee shall not release Mortgagor from Mortgagor's obligations or constitute a waiver of Mortgagor's default hereunder.

22. Management. Mortgagor shall not enter into any agreement for the management or operation of all or part of the Mortgaged Property without (i) furnishing to Mortgagee a copy thereof together with such financial and other information in respect of the managing party as Mortgagee may reasonably request and (ii) receiving Mortgagee's prior written consent thereto, such consent not to be unreasonably withheld. As security for the indebtedness and other obligations secured by this Mortgage, Mortgagor hereby grants to Mortgagee a security interest in all of its rights under any agreement for the management or operation of all or part of the Mortgaged Property, now existing or hereafter created. All such agreements shall recite that Mortgagor's rights (but not Mortgagor's obligations) thereunder have been assigned to Mortgagee as security for Mortgagor's obligations hereunder and under the Note.

23. Acceleration upon Transfer. Mortgagee may, at its sole option, declare the entire unpaid balance of the principal of and the accrued interest on the Note and all other sums secured by this Mortgage immediately due and payable if Mortgagor, without the prior written consent of Mortgagee, shall cause or permit, to the extent it may do so, any transfer of title to or beneficial interest in the Mortgaged Property or any part thereof, voluntarily or by operation of law (other by execution on the Note or foreclosure under this Mortgage).

24. Right to Remedy Defaults. If Mortgagor should fail to pay corporate taxes, real estate taxes or other taxes, assessments, water and sewer rents, charges and claims, sums due under any prior lien or Approved Prior Lien or insurance premiums, or fail to complete construction of any improvements or make necessary repairs, or permit waste, or fail to cure any default under any prior lien or Approved Prior Lien, Mortgagee, at its election and without notice to Mortgagor, shall have the right to make any payment or expenditure and to take any action which Mortgagor should have made or taken, or which Mortgagee deems advisable to protect the security of this Mortgage or the Mortgaged Property, without prejudice to any of Mortgagee's rights or remedies available hereunder or otherwise, at law or in equity. All such sums, as well as costs, advanced by Mortgagee pursuant to this Mortgage shall be due immediately from Mortgagor to Mortgagee, shall be secured hereby and the lien thereof shall relate back to the date of this Mortgage, and shall bear interest from the date of payment by Mortgagee until the date of repayment at a rate equal to the lesser of (i) a rate five percent (5%) above the rate specified in the Note or (ii) the highest rate permitted by applicable law.

25. Events of Default. The occurrence of an Event of Default as defined in the Reimbursement Agreement or the Syndicated Loan Agreement shall constitute an event of default ("Event of Default") hereunder.

26.        Remedies.

(a) Upon the occurrence of any Event of Default, the entire unpaid balance of the principal of and the accrued interest on the Note and all other sums secured by this Mortgage shall become immediately due and payable, at the option of Mortgagee, without notice or demand, and Mortgagee may do one or more of the following: (i) Foreclosure. Mortgagee may institute an action of mortgage foreclosure against the Mortgaged Property, or take such other action at law or in equity for the enforcement of this Mortgage and realization on the mortgage security or any other security herein or elsewhere provided for, as the law may allow, and may proceed therein to final judgment and execution for the entire unpaid balance of the principal debt, with interest at the rate stipulated in the Note to the date of default, and thereafter at a rate equal to the lesser of a rate five percent (5%) above the rate specified in the Note or the highest rate permitted by applicable law, together with all other sums due by Mortgagor in accordance with the provisions of the Note and this Mortgage, including all sums which may have been loaned by Mortgagee to Mortgagor after the date of this Mortgage, and all sums which may have been advanced by Mortgagee for taxes, water or sewer rents, charges or claims, payments on prior liens, insurance or construction of improvements or repairs to the Mortgaged Property (whether incurred before or after the entry of judgment in favor of Mortgagee for the unpaid balance of the amounts due under the Note or this Mortgage), all costs of suit, together with interest at said rate on any judgment obtained by Mortgagee from and after the date of any Sheriff's sale until actual payment is made by the Sheriff of the full amount due Mortgagee, and an attorney's commission for collection.

(ii) Possession. Mortgagee may enter into possession of the Mortgaged Property, with or without legal action, and by force if necessary; collect therefrom all rentals (which term shall also include sums payable for use and occupation) and, after deducting all costs of collection and administration expense, apply the net rentals to any or all of the following in such order and amounts as Mortgagee, in Mortgagee's sole discretion, may elect: to the payment of any sums due under any prior lien, and to the payment of taxes, water and sewer rents, charges and claims, insurance premiums, and all other carrying charges, and to the completion of construction of any improvements on the Land, and to the maintenance, repair or restoration of the Mortgaged Property, and on account and in reduction of the principal or interest, or both, hereby secured; in and for that purpose Mortgagor hereby confirms the assignment to Mortgagee of all rentals due and to become due under any lease or leases or rights to use and occupation of the Mortgaged Property hereafter created, as well as all rights and remedies provided in such lease or leases or at law or in equity for the collection of the rentals. The taking of possession and collection of rents by Mortgagee shall not be construed to be an affirmation of any lease of all or any portion of the Mortgaged Property. FOR THE PURPOSE OF OBTAINING POSSESSION OF THE MORTGAGED PROPERTY IN THE EVENT OF ANY EVENT OF ANY DEFAULT HEREUNDER OR UNDER THE NOTE, MORTGAGOR HEREBY AUTHORIZES AND EMPOWERS ANY ATTORNEY OF ANY COURT OF RECORD IN THE COMMONWEALTH OF PENNSYLVANIA OR ELSEWHERE, AS ATTORNEY FOR MORTGAGOR AND ALL PERSONS CLAIMING UNDER OR THROUGH MORTGAGOR, TO APPEAR FOR AND CONFESS JUDGMENT AGAINST MORTGAGOR, AND AGAINST ALL PERSONS CLAIMING UNDER OR THROUGH MORTGAGOR, IN AN ACTION IN EJECTMENT FOR POSSESSION OF THE MORTGAGED PROPERTY, IN FAVOR OF MORTGAGEE, FOR WHICH THIS MORTGAGE, OR A COPY THEREOF VERIFIED BY AFFIDAVIT, SHALL BE A SUFFICIENT WARRANT; AND THEREUPON A WRIT OF POSSESSION MAY IMMEDIATELY ISSUE FOR POSSESSION OF THE MORTGAGED PROPERTY, WITHOUT ANY PRIOR WRIT OR PROCEEDING WHATSOEVER AND WITHOUT ANY STAY OF EXECUTION. IF FOR ANY REASON AFTER SUCH ACTION HAS BEEN COMMENCED IT SHALL BE DISCONTINUED, OR POSSESSION OF THE MORTGAGED PROPERTY SHALL REMAIN IN OR BE RESTORED TO MORTGAGOR, MORTGAGEE SHALL HAVE THE RIGHT FOR THE SAME DEFAULT OR ANY SUBSEQUENT DEFAULT TO BRING ONE OR MORE FURTHER ACTIONS AS ABOVE PROVIDED TO RECOVER POSSESSION OF THE MORTGAGED PROPERTY. MORTGAGEE MAY CONFESS JUDGMENT IN AN ACTION IN EJECTMENT BEFORE OR AFTER THE INSTITUTION OF PROCEEDINGS TO FORECLOSE THIS MORTGAGE OR TO ENFORCE THE NOTE, OR AFTER ENTRY OF JUDGMENT THEREIN OR ON THE NOTE, OR AFTER A SHERIFF'S SALE OR JUDICIAL SALE OR OTHER FORECLOSURE SALE OF THE MORTGAGED PROPERTY IN WHICH MORTGAGEE IS THE SUCCESSFUL BIDDER, IT BEING THE UNDERSTANDING OF THE PARTIES THAT THE AUTHORIZATION TO PURSUE SUCH PROCEEDINGS FOR CONFESSION OF JUDGMENT THEREIN IS AN ESSENTIAL PART OF THE REMEDIES FOR ENFORCEMENT OF THE MORTGAGE AND THE NOTE, AND SHALL SURVIVE ANY EXECUTION SALE TO MORTGAGEE.

(iii) Receiver. Mortgagee may apply for the appointment of a receiver of the Mortgaged Property and/or the rents from the Mortgaged Property, without notice except as required by law, and shall be entitled to the appointment of a receiver as a matter of right, without consideration of value of the Mortgaged Property, the solvency of the person liable for the payment of the Note or the effect of the receivership on the operation of the Mortgaged Property or the Mortgagor's business thereon. Mortgagor acknowledges that this paragraph was specifically included in this Mortgage to induce the Mortgagee to issue the Letter of Credit.

(b) Mortgagee shall have the right, from time to time, to bring an appropriate action to recover any sums required to be paid by Mortgagor under the terms of this Mortgage, as they become due, without regard to whether or not the principal indebtedness or any other sums secured by the Note or this Mortgage shall be due, and without prejudice to the right of Mortgagee thereafter to bring an action of mortgage foreclosure, or any other action, for any default by Mortgagor existing at the time the earlier action was commenced.

(c) Any real estate sold pursuant to any writ of execution issued on a judgment obtained by virtue of the Note or this Mortgage, or pursuant to any other judicial proceedings under this Mortgage, may be sold in one parcel, as an entirety, or in such parcels, and in such manner or order as Mortgagee, in its sole discretion, may elect.

(d) Mortgagee shall have the right to set off all or any part of any amount due by Mortgagor to Mortgagee under the Note, this Mortgage or otherwise, against any indebtedness, liabilities or obligations owing by Mortgagee for any reason and in any capacity to Mortgagor, including any obligation to disburse to Mortgagor or its designee any funds or other property on deposit with or otherwise in the possession, control or custody of Mortgagee.

27.        Rights and Remedies Cumulative.

(a) The rights and remedies of Mortgagee as provided in this Mortgage, in the Note and the Reimbursement Agreement and in the warrants attached thereto or contained therein shall be cumulative and concurrent; may be pursued separately, successively or together against Mortgagor or against the Mortgaged Property, or both, at the sole discretion of Mortgagee, and may be exercised as often as occasion therefor shall arise. The failure to exercise any such right or remedy shall in no event be construed as a waiver or release thereof.

(b) Any failure by Mortgagee to insist upon strict performance by Mortgagor of any of the terms and provisions of this Mortgage or of the Note or the Reimbursement Agreement shall not be deemed to be a waiver of any of the terms or provisions of this Mortgage or the Note or the Reimbursement Agreement, and Mortgagee shall have the right thereafter to insist upon strict performance by Mortgagor of any and all of them.

(c) Neither Mortgagor nor any other person now or hereafter obligated for payment of all or any part of the sums now or hereafter secured by this Mortgage shall be relieved of such obligation by reason of the failure of Mortgagee to comply with any request of Mortgagor or of any other person so obligated to take action to foreclose on this Mortgage or otherwise enforce any provisions of this Mortgage or the Note, or by reason of the release, regardless of consideration, of all or any part of the security held for the indebtedness secured by this Mortgage, or by reason of any agreement or stipulation between any subsequent owner of the Mortgaged Property and Mortgagee extending the time of payment or modifying the terms of this Mortgage or the Note without first having obtained the consent of Mortgagor or such other person; and in the latter event Mortgagor and all such other persons shall continue to be liable to make payments according to the terms of any such extension or modification agreement, unless expressly released and discharged in writing by Mortgagee.

(d) Mortgagee may release, regardless of consideration, any part of the security held for the indebtedness secured by this Mortgage without, as to the remainder of the security, in any way impairing or affecting the lien of this Mortgage or its priority over any subordinate lien.

(e) For payment of the indebtedness secured hereby, Mortgagee may resort to any other security therefor held by Mortgagee in such order and manner as Mortgagee may elect.

(f) The receipt by Mortgagee of any sums from Mortgagor after the date on which Mortgagee elects to accelerate the indebtedness secured hereby by reason of a default hereunder or under the Note shall not constitute a cure or waiver of such default or a reinstatement of the Note or this Mortgage unless Mortgagee expressly agrees, by written notice to Mortgagor, that such payment shall be accepted as a cure or waiver of the default.

28. Mortgagor's Waivers. Mortgagor hereby waives and releases:

(a) all procedural errors, defects and imperfections in any proceeding instituted by Mortgagee under the Note or this Mortgage or both;

(b) all benefit that might accrue to Mortgagor by virtue of any present or future law exempting the Mortgaged Property, or any part of the proceeds arising from any sale thereof, from attachment, levy or sale or execution, or providing for any stay of execution, exemption from civil process or extension of time for payment; and

(c) unless specifically required herein or in any other agreement of Mortgagee delivered in connection herewith, all notices of Mortgagor's default or of Mortgagee's election to exercise, or Mortgagee's actual exercise of, any option under the Note or this Mortgage.

Mortgagor irrevocably as an independent covenant waives a jury trial and the right thereto in any action or proceeding between Mortgagor and Mortgagee whether hereunder or otherwise.

29. Counsel Fees. If Mortgagee becomes a party to any suit or proceeding affecting the Mortgaged Property or title thereto, the lien created by this Mortgage or Mortgagee's interest therein, or if Mortgagee has engaged counsel to prepare or review the Note, this Mortgage or any other documents securing the Note as a condition precedent to the granting of the loan evidenced by the Note and whose fees and costs Mortgagor has agreed to pay as a condition of Mortgagee's commitment to make this loan, or if Mortgagee engages counsel to collect any of the indebtedness or to enforce performance of the agreements, conditions, covenants, provisions or stipulations of this Mortgage or the Note, Mortgagee's costs, expenses and reasonable counsel fees, whether or not suit is instituted, shall be paid to Mortgagee by Mortgagor, on demand, with interest at the then effective rate set forth in the Note, and until paid they shall be deemed to be part of the indebtedness evidenced by the Note and secured by this Mortgage.

30. Further Assurances. Mortgagor will execute and deliver such further instruments and perform such further acts as may be reasonably requested by Mortgagee from time to time to confirm the provisions of this Mortgage or the Note, to carry out more effectively the purposes of this Mortgage or the other documents securing the Note, or to confirm the priority of the lien created by this Mortgage on any property, rights or interest encumbered or intended to be encumbered by the lien of this Mortgage or the other documents securing the Note. Mortgagor agrees to pay all costs of recording, filing, and acknowledging such documents in such public offices as Mortgagee may require. 31. Advance Money Mortgage.

(a) This Mortgage secures future advances made pursuant to this Mortgage or pursuant to the Reimbursement Agreement. Without limiting the foregoing, this Mortgage secures all advances made by Mortgagee of any kind or nature described in 42 Pa. C.S.A. ss. 8144.

(b) If Mortgagor sends a written notice to Mortgagee which purports to limit the indebtedness secured by this Mortgage and to release the obligation of Mortgagee to make any additional advances to or for the benefit of Mortgagor, such a notice shall be ineffective as to any future advances made: (i) to enable completion of the improvements on the Land for which the loan secured hereby was originally made; (ii) to pay taxes, assessments, maintenance charges and insurance premiums; (iii) for costs incurred for the protection of the Mortgaged Property or the lien of this Mortgage; (iv) on account of expenses incurred by Mortgagee by reason of a default of Mortgagor hereunder or under the Reimbursement Agreement or under the Note; and (v) on account of any other costs incurred by Mortgagee to protect and preserve the Mortgaged Property or the lien of this Mortgage. It is the intention of the parties hereto that any such advance made by Mortgagee after any such notice by Mortgagor shall be secured by the lien of this Mortgage on the Mortgaged Property.

32. Severability and Savings Clauses. If any provision of this Mortgage is held to be invalid or unenforceable by a court of competent jurisdiction, the other provisions of this Mortgage shall remain in full force and effect and shall be liberally construed in favor of Mortgagee in order to effect the provisions of this Mortgage. In addition, in no event shall the rate of interest under the Note exceed the maximum rate of interest permitted to be charged by the applicable law (including the choice of law rules) and any interest paid in excess of the permitted rate shall be refunded to Mortgagor. Such refund shall be made by application of the excessive amount of interest paid to any sums outstanding under the Note and shall be applied in such order as Mortgagee may determine. If the excessive amount of interest paid exceeds the sums outstanding under the Note the portion exceeding the said sums outstanding under the Note shall be refunded in cash by Mortgagee. Any such crediting or refund shall not cure or waive any default by Mortgagor hereunder or under the Note. Mortgagor agrees, however, that in determining whether or not any interest payable under the Note or this Mortgage exceeds the highest rate permitted by law, any non-principal payment (except payments specifically stated in the Note to be "interest"), including without limitation, prepayment premiums and late charges, shall be deemed to the extent permitted by law, to be an expense, fee, premium or penalty rather than interest.

33. Communications. Any notice, demand or request under this Mortgage or the Note shall be in writing, and shall be delivered by personal service or shall be sent by postage prepaid, certified or registered mail, return receipt requested, or by reputable national overnight delivery service addressed, if to Mortgagor or Mortgagee, at the respective address set forth in the heading of this Mortgage, or at such other address as the addressee may designate in writing. Each notice, demand or request hereunder shall be deemed given on the date it is delivered, in the case of personal service, or the date it is deposited with sufficient postage with the Postal Service, in the case of certified or registered mail, or the date it is delivered to the overnight delivery service in the case of overnight delivery.

34. Covenant Running with the Land. Any act or agreement to be done or performed by Mortgagor shall be construed as a covenant running with the land and shall be binding upon Mortgagor and its successors and assigns as if they had personally made such agreement.

35. Amendment. This Mortgage cannot be changed or amended except by agreement in writing signed by the party against whom enforcement of the change is sought.

36. Applicable Law. This Mortgage shall be governed by and construed according to the laws of the Commonwealth of Pennsylvania, without regard to the choice of law principles thereof.

37. Definitions. Whenever used in this Mortgage, unless the context clearly indicates a contrary intent:

(a) The word "Mortgagor" shall mean the person who executes this Mortgage, any subsequent owner (beneficially or of record) of the Mortgaged Property and their respective heirs, executors, administrators, successors and assigns;

(b) The word "Mortgagee" shall mean the person specifically named herein as "Mortgagee" or any subsequent holder of this Mortgage;

(c) The word "person" shall mean individual, corporation, partnership, joint venture or unincorporated association;

(d)             The use of any gender shall include all genders;

(e) The singular number shall include the plural and the plural the singular as the context may require.

(f) If Mortgagor is more than one person, all agreements, conditions, covenants, provisions, stipulations, warrants of attorney, authorizations, waivers, releases, options, undertakings, rights and benefits made or given by Mortgagor shall be joint and several, and shall bind and affect all persons who are defined as "Mortgagor" as fully as though all of them were specifically named herein wherever the word "Mortgagor" is used.

38. Captions. The captions preceding the text of the paragraphs or subparagraphs of this Mortgage are inserted only for convenience of reference and shall not constitute a part of this Mortgage, nor shall they in any way affect its meaning, construction or effect.

      PARAGRAPH 26 OF THIS MORTGAGE PROVIDES FOR THE REMEDY OF CONFESSION OF JUDGMENT IN EJECTMENT. IN CONNECTION THEREWITH, MORTGAGOR VOLUNTARILY AND KNOWINGLY WAIVES ITS RIGHTS, IF ANY, TO NOTICE AND TO BE HEARD BEFORE THE ENTRY OF SUCH JUDGMENT. MORTGAGOR ACKNOWLEDGES THAT IT IS REPRESENTED BY COUNSEL AND THAT COUNSEL HAS REVIEWED WITH AND EXPLAINED TO MORTGAGOR THE MEANING OF THIS REMEDY.


      IN WITNESS WHEREOF, Mortgagor has duly executed this Mortgage under seal the day and year first above written.

(CORPORATE SEAL)               PIERCING PAGODA, INC.



ATTEST:_______________________
By:_______________________________________
          Name:                      Name:
          Title:                     Title:



The Address of Mortgagee is:        600 Penn Street
                               Reading, Pennsylvania 19603


                               ------------------------------
                             On Behalf of Mortgagee

COMMONWEALTH OF PENNSYLVANIA   :
                                      : ss.
COUNTY OF __________________        :


      On the _____ day of April, 1998, before me, the subscriber, a Notary Public in and for the Commonwealth and County aforesaid, personally appeared _________________________, who acknowledged himself/herself to be the
_____________ of Piercing Pagoda, Inc., a Delaware corporation, and that he/she, being authorized to do so, executed the foregoing Mortgage for the purposes therein contained by signing the name of the corporation by himself/herself as such officer.

           WITNESS my hand and seal the day and year aforesaid.




-----------------------------------
                                  Notary Public

                                    My Commission Expires:

PHIL1\106224-3